FINANCIAL RISK MANAGEMENT OBJECTIVES - Summary of Capital Management (Details) ฿ in Thousands, $ in Thousands, $ in Thousands, $ in Thousands	12 Months Ended
	Dec. 31, 2024 USD ($)	Dec. 31, 2023 USD ($)	Dec. 31, 2024 AUD ($)	Dec. 31, 2024 SGD ($)	Dec. 31, 2024 THB (฿)	Dec. 31, 2023 AUD ($)	Dec. 31, 2023 SGD ($)	Dec. 31, 2023 THB (฿)	Dec. 31, 2022 USD ($)	Dec. 31, 2021 USD ($)
Disclosure of detailed information about financial instruments [abstract]
Interest bearing loans and borrowings	$ 28,970	$ 53,737	$ 4,693	$ 6,000	฿ 266,010	$ 4,543	$ 6,000	฿ 309,488
Trade and other payables	57,220	51,743
Less: cash and cash equivalents	(34,035)	(37,970)
Net debt	52,155	67,510
Total Equity	215,365	214,621							$ 211,428	$ 209,317
Capital and net debt	$ 267,520	$ 282,131
Gearing ratio	19.50%	23.90%